NOTE 5 - FIXED ASSETS	6 Months Ended
Jun. 30, 2012
Notes to Financial Statements
NOTE 5 - FIXED ASSETS

5.	Fixed Assets

The following is a detailed list of fixed assets:

	6/30/2012	12/31/2011
Property and equipment	540,307	540,307
Well equipment	174,825	174,825
Accumulated depreciation	(188,481)	(137,174)

Fixed assets - net	$526,651	$577,958

Depreciation expense was $51,308 and $43,157 for the six months ended June 30, 2012 and June 30, 2011.